Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

               SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED
               ---------------------------------------------------
                                DECEMBER 13, 1996
                                -----------------

FOUNTAIN SQUARE FUNDS

Fountain Square Equity Income Fund
Fountain Square Bond Fund For Income
Fountain Square National Tax Free Bond Fund

Investment A Shares
Investment C Shares

PROSPECTUS

Fountain Square Funds (the "Trust") is an open-end management investment company (a mutual fund). This combined prospectus offers investors interests in Investment A Shares and Investment C shares of the following three separate investment portfolios (the "Funds"), each having a distinct investment objective and policies:

         oFountain Square Equity Income Fund;
         oFountain Square Bond Fund For Income; and oFountain Square National Tax Free Bond Fund

The Trust offers other investment portfolios that pursue different objectives and policies. These other investment opportunities are described in separate prospectuses.

This combined prospectus contains the information you should read and know before you invest in any of the Funds. Keep this prospectus for future reference.

Additional information about the Funds is contained in the Funds' Combined Statement of Additional Information, dated January 11, 1997, which has also been filed with the Securities and Exchange Commission. The information contained in the Combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, obtain other information, or make inquiries about any of the Funds by writing to or calling the Trust at 1-888-799-5353.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF FIFTH THIRD BANK, ARE NOT ENDORSED OR GUARANTEED BY FIFTH THIRD BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 11, 1997

TABLE OF CONTENTS



         SYNOPSIS........................................................  1
                  Risk Factors...........................................  1

         EXPENSES OF THE FUNDS
         INVESTMENT A SHARES.............................................  2

         EXPENSES OF THE FUNDS
         INVESTMENT C SHARES.............................................  4

         PREDECESSOR COMMON TRUST FUNDS PERFORMANCE
         INFORMATION.....................................................  6

         OBJECTIVE OF EACH FUND..........................................  6
                  Equity Income Fund.....................................  7
                           Acceptable Investments........................  7
                           Investment Limitations........................  7
                  Fixed Income Fund......................................  7
                           Acceptable Investments........................  7
                           Investment Limitations........................  8
                  National Tax Free Bond Fund............................  8
                           Acceptable Investments........................  8
                           Characteristics...............................  8
                           Participation Interest........................  8
                           Variable Rate Municipal
                             Securities..................................  9
                           Municipal Leases..............................  9
                           Temporary Investments.........................  9
                           Municipal Securities..........................  9
                           Investment Limitations........................  9

         PORTFOLIO INVESTMENTS AND STRATEGIES............................ 10
                  Borrowing Money........................................ 10
                  Diversification........................................ 10
                  Restricted and Illiquid Securities..................... 10
                  Repurchase Agreements.................................. 11
                  When-Issued and Delayed Delivery
                          Transactions................................... 11
                  Lending of Portfolio Securities........................ 11
                  Options and Futures.................................... 11
                           Put and Call Options.......................... 11
                           Futures and Options on Futures................ 12
                           Risks......................................... 13
                  Equity Investment Considerations....................... 13
                  Government Securities.................................. 14
                  Foreign Investments.................................... 14
                  Derivative Securities.................................. 15
                  Collateralized Mortgage Obligations.................... 15
                  Bond Ratings........................................... 16
                  Temporary Investments.................................. 16
                           Variable Rate Demand Notes.................... 16
                           Commercial Paper.............................. 17
                           Bank Instruments.............................. 17

         FOUNTAIN SQUARE FUNDS INFORMATION............................... 17
                  Management of the Trust................................ 17
                           Board of Trustees............................. 17
                           Investment Advisor............................ 17
                           Advisory Fees................................. 17
                           Advisor's Background.......................... 17
                           Portfolio Managers' Background................ 18
                  Distribution of Shares of the Funds.................... 18
                  Distribution Plan...................................... 18
                  Administrative Services Agreement (Investment
                           C Shares Only)................................ 19
                  Other Payments to Financial Institutions............... 19
                  Administration of the Funds............................ 19
                           Administrative Services....................... 19
                  Custodian, Transfer Agent and Dividend
                           Disbursing Agent.............................. 19
                  Independent Auditors................................... 19
                  Expenses of the Funds, Investment A Shares,
                           and Investment C Shares....................... 20
                  Brokerage Transactions................................. 20

         NET ASSET VALUE................................................. 20

         INVESTING IN THE FUNDS.......................................... 21
                  Share Purchases........................................ 21
                  Minimum Investment Required............................ 21
                  Investing In Investment A Shares....................... 21
                           Purchases at Net Asset Value.................. 22
                           Dealer Concessions............................ 22
                           Reducing/Eliminating the Sales
                                  Charge................................. 22
                           Quantity Discounts and
                                  Accumulated Purchases.................. 23
                           Letter of Intent.............................. 23
                           Fifth Third Bank Club 53, One
                           Account Plus, One
                                   Account Gold, One
                                   Account Advantage and
                                   One Account Platinum
                                   Programs.............................. 23
                           Purchases with Proceeds from
                                   Redemptions of
                                   Unaffiliated Mutual Fund
                                   Shares................................ 24
                           Purchases with Proceeds from
                                   Distributions of
                                   Qualified Retirement
                                   Plans or Other Trusts
                                   Administered by Fifth
                                   Third Bank............................ 24
                                   Concurrent Purchases.................. 24
                  Investing in Investment C Shares....................... 24
                  Exchanging Securities for Fund Shares.................. 24
                  Systematic Investment Program.......................... 25
                  Certificates and Confirmations......................... 25
                  Dividends and Capital Gains............................ 25

         EXCHANGES....................................................... 25

         REDEEMING SHARES................................................ 26
                           By Telephone.................................. 26


                                       I

                           By Mail........................................ 27
                  Systematic Withdrawal Program........................... 27
                  Accounts with Low Balances.............................. 28
                  Contingent Deferred Sales Charge........................ 28

         SHAREHOLDER INFORMATION.......................................... 29
                  Voting Rights........................................... 29
                  Massachusetts Law....................................... 29

         EFFECT OF BANKING LAWS........................................... 29

         TAX INFORMATION.................................................. 30
                  Federal Income Tax...................................... 30
                  Additional Tax Information for National Tax
                           Free Bond Fund................................. 30

         PERFORMANCE INFORMATION.......................................... 30

         ADDRESSES........................................................ 32




                                       II

SYNOPSIS
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to the three Funds described herein. The Funds are designed for individuals and institutions as a convenient means of accumulating interests in professionally managed portfolios.

Shares of the following three Funds are offered in this prospectus:


         - Fountain Square Equity Income Fund ("Equity Income Fund") seeks to provide a high level of current income consistent with capital appreciation by investing primarily in high quality common stocks or convertible securities that have above-average current yield;

         - Fountain Square Bond Fund For Income ("Bond Fund For Income") seeks to provide a high level of current income by investing primarily in investment grade debt securities with remaining maturities of ten years or less; and

         - Fountain Square National Tax Free Bond Fund ("National Tax Free Bond Fund") seeks to provide a high level of current income that is exempt from federal regular income taxesby investing primarily in investment grade municipal securities.

For information on how to purchase shares of any of the Funds, please refer to "Investing in the Funds." A minimum initial investment of $1,000 is required for each Fund. Subsequent investments must be in amounts of at least $50. Investment A Shares of each Fund are sold at net asset value plus any applicable sales charge, and are redeemed at net asset value. Certain investors may purchase Investment A Shares at net asset value without the imposition of a sales charge. Investment C Shares of each Fund are sold at net asset value, but may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months following purchase. Information on redeeming shares may be found under "Redeeming Shares." The Funds are advised by Fifth Third Bank ( the "Advisor" ).

RISK FACTORS

Investors should be aware of the following general considerations: market values of fixed-income securities, which constitute a major part of the investments of some Funds and may include securities considered derivative securities as described in this prospectus, may vary inversely in response to changes in prevailing interest rates. The foreign securities in which some Funds may invest may include securities of companies in emerging growth countries and may be subject to certain risks in addition to those inherent in U.S. investments. One or more Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into financial futures contracts and related options as hedges. These risks and those associated with investing in mortgage-backed securities, when-issued securities, options and variable rate securities are described under "Objective of Each Fund" and "Portfolio Investments and Strategies."

EXPENSES OF THE FUNDS
INVESTMENT A SHARES
--------------------------------------------------------------------------------

                               INVESTMENT A SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)....................................................................     4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)....................................................................     None
Contingent Deferred Sales Charge
(as a percentage of original purchase price or
redemption proceeds, as applicable)....................................................................     None
Redemption Fees (as a percentage of amount redeemed, if applicable)....................................     None
Exchange Fee...........................................................................................     None

                               INVESTMENT A SHARES
                         ANNUAL FUND OPERATING EXPENSES
                     (As a percentage of average net assets)


                                                                          Equity  Bond Fund   National
                                                                          Income     For      Tax Free
                                                                           Fund     Income    Bond Fund
                                                                           ----     ------    ---------

Management Fees (after waivers).........................................   0.80%     0.55%     0.55%
12b-1 Fees (after waivers)(1)...........................................   0.00%     0.00%     0.00%
Other Expenses (after waivers and/or reimbursements)(2).................   0.24%     0.21%     0.25%
                                                                           ----      ----      ----
Total Investment A Shares Operating Expenses(3).........................   1.04%     0.76%     0.80%

(1) As of the date of this prospectus, the Investment A Shares are not paying or accruing 12b-1 fees. Investment A Shares will not accrue or pay 12b-1 fees until a separate class of shares for certain trust or qualified plan customers of financial institutions is created or a determination is made that such investors will be subject to the 12b-1 fees. Investment A Shares can pay up to 0.35% as a 12b-1 fee to the distributor.

(2) Other expenses have been based on estimated amounts for the current fiscal year.

(3) Total Investment A Shares Operating Expenses for the Equity Income Fund, the Bond Fund For Income, and the National Tax Free Bond Fund are estimated to be 1.39%, 1.11%, and 1.15%, respectively, absent the voluntary waiver of 12b-1 fees.

         THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN INVESTMENT A SHARES OF EACH FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FOUNTAIN SQUARE FUNDS INFORMATION" AND "INVESTING IN THE FUNDS." WIRE-TRANSFERRED REDEMPTIONS OF LESS THAN $5,000 MAY BE SUBJECT TO ADDITIONAL FEES.

         LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE

         You would pay the following expenses on a $1,000 investment in Investment A Shares assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge.
Investment A Shares charge no redemption fees.


                        Equity  Bond Fund  National
                        Income     For     Tax Free
                         Fund     Income   Bond Fund
                         ----     ------   ---------

 1 Year.............     $ 55      $ 52      $ 53
 3 Years............     $ 77      $ 68      $ 69


         THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXPENSES OF THE FUNDS
INVESTMENT C SHARES
--------------------------------------------------------------------------------


                               INVESTMENT C SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................None
Maximum Sales Load Imposed on Reinvested Dividends
         (as a percentage of offering price)...............................................None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)(1).........................1.00%
Redemption Fees (as a percentage of amount redeemed, if applicable)........................None
Exchange Fee...............................................................................None

                               INVESTMENT C SHARES
                         ANNUAL FUND OPERATING EXPENSES
                     (As a percentage of average net assets)


                                                              Equity     Bond Fund  National
                                                              Income       For      Tax Free
                                                               Fund       Income    Bond Fund
                                                              ------     ---------  ---------
Management Fees (after waivers)............................     0.80%      0.55%      0.55%
12b-1 Fees (after waivers)(2)..............................     0.50%      0.50%      0.50%
Administrative Service Fee.................................     0.25%      0.25%      0.25%
Other Expenses (after waivers and/or reimbursements)(3)....     0.24%      0.21%      0.25%
                                                                -----      -----      -----
Total Investment C Shares Operating Expenses(4)............     1.79%      1.51%      1.55%

(1) The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of the purchase date. (See "Contingent Deferred Sales Charge").

(2) The Investment C Shares of the Funds can pay up to 0.75% as a 12b-1 fee to the distributor.

(3) Other expenses have been based on estimated amounts for the current fiscal year.

(4) Total Investment C Shares Operating Expenses for the Equity Income Fund, the Bond Fund For Income, and the National Tax Free Bond Fund are estimated to be 2.04%, 1.76%, and 1.80%, respectively, absent the waiver of a portion of the 12b-1 fee.

         THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN INVESTMENT C SHARES OF EACH FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FOUNTAIN SQUARE FUNDS INFORMATION" AND "INVESTING IN THE FUNDS." Wire transferred redemptions of less than $5,000 may be subject to additional fees.

         LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE
-------

         You would pay the following expenses on a $1,000 investment in Investment C Shares assuming (1) 5% annual return; (2) either redemption at the end of Year 1 or no redemption; and (3) payment of the maximum sales charge.


                                            Equity    Bond Fund  National
                                            Income       For     Tax Free
                                             Fund      Income    Bond Fund
                                             ----      ------    ---------

1 Year (assuming redemption).............     $28        $25       $26

1 Year (assuming no redemption)..........     $18        $15       $16

3 Years..................................     $56        $48       $49







     The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

PREDECESSOR COMMON TRUST FUNDS PERFORMANCE
INFORMATION

--------------------------------------------------------------------------------

Each of the Equity Income Fund, the Bond Fund For Income, and the National Tax Free Bond Fund will serve as the vehicle for the conversion of common trust funds that have been managed by Fifth Third Bank, the Funds' Advisor. Each of the converting common trust funds was managed with the same investment objective and substantially identical investment policies as the Fund into which they will convert. For this reason, the historic performance of the converting common trust funds is provided below. The gross performance of each common trust fund has been reduced to reflect the fees that are applicable to the Fund into which it will convert. Of course, past performance of the common trust funds may not be indicative of future results of the Funds.

                                                                       Annualized
     Equity Income Fund                                                TOTAL RETURN*
                                                                       -------------
[SUCCESSOR TO EQUITY FUND (INCOME)]                           1yr      3yrs     5yrs    10yrs
     Investment A Shares                                      18.97%   11.75%   10.03%  10.95%
     Investment C Shares                                      18.12%   10.95%   9.24%   10.16%

     Bond Fund For Income
[SUCESSOR TO TAXABLE BOND FUND]
     Investment A Shares                                      3.96%    3.19%    5.90%   7.02%
     Investment C Shares                                      3.19%    2.42%    5.11%   6.23%

  National Tax Free Bond Fund
[SUCESSOR TO TAX-FREE BOND FUND]
     Investment A Shares                                      4.29%    3.36%    5.04%   5.48%
     Investment C Shares                                      3.51%    2.59%    4.26%   4.69%

*Annualized Total Returns are calculated based upon the last fiscal year-ends of each predecessors common trust fund, as follows:  Equity Fund (Income):  November 30, 1995; Taxable Bond Fund:  March 31, 1996; and Tax
Free Bond Fund:  April 30, 1996.

OBJECTIVE OF EACH FUND

--------------------------------------------------------------------------------

The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without the approval of holders of a majority of that Fund's shares. While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

Unless indicated otherwise, the investment policies and limitations of a Fund may be changed by the Board of Trustees ("Trustees") without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

Additional information about investment limitations, strategies that one or more Funds may employ, and certain investment policies mentioned below, appears in the "Portfolio Investments and Strategies" section of this combined prospectus and in the Combined Statement of Additional Information.

EQUITY INCOME FUND

The investment objective of the Equity Income Fund is to provide a high level of current income consistent with capital appreciation. The Equity Income Fund pursues its investment objective by investing in a diversified portfolio of high quality common stocks or convertible securities that have above-average current yield. The Equity Income Fund focuses its investment in income producing stocks to help moderate stock market volatility. These stocks are characterized by relatively high dividend yields and dividend growth potential above inflation. Under normal market conditions, the Equity Income Fund will invest at least 65% of its assets in income producing equity securities.

ACCEPTABLE INVESTMENTS. The securities in which the Equity Income Fund invests include, but are not limited to, the following:

     - common stock of U.S. companies which are listed on the New York or American Stock Exchanges, or traded in the over-the-counter markets, preferred stock of such companies, and preferred stock convertible into common stock of such companies.

     - American Depository Receipts ("ADRs") of foreign companies traded on the New York Stock Exchange or in the over-the-counter market. The Equity Income Fund may not invest more than 25% of its assets in ADRs. (See "Foreign Investments"); and

     - Convertible securities rated in the four highest rating categories by a nationally recognized statistical rating organization (a "NRSRO") (e.g., at least BBB by Standard & Poors Rating Group or Baa by Moody's Investors Service, Inc.) or, if not rated, are determined to be of comparable quality by the Advisor. Downgrades will be evaluated on a case-by-case basis by the Advisor. The Advisor will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold.

In addition, the Equity Income Fund may borrow money; lend portfolio securities; invest in restricted and illiquid securities and warrants; enter into repurchase agreements; and engage in put and call options, futures, options on futures, and when-issued and delayed delivery transactions. (See "Portfolio Investments and Strategies").

INVESTMENT LIMITATIONS. The Equity Income Fund's investment limitations are discussed under "Borrowing Money," "Diversification," and "Restricted and Illiquid Securities."

BOND FUND FOR INCOME

The investment objective of the Bond Fund For Income is to provide a high level of current income. The Bond Fund For Income pursues its investment objective by investing in a diversified portfolio of investment grade debt securities with remaining maturities of ten years or less. Under normal market conditions, the Bond Fund For Income will invest at least 65% of its assets in fixed income debt securities.

ACCEPTABLE INVESTMENTS. The Bond Fund For Income invests primarily in a professionally managed, diversified portfolio of investment grade securities which include:

     - domestic issues of corporate debt obligations rated in the four highest rating categories by a NRSRO, or unrated bonds that are determined by the Advisor to be comparable quality. Downgrades will be evaluated on a case by case basis by the Advisor. The Advisor will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold;

     - U.S. dollar denominated issues of foreign corporations, governments and government agencies that meet the same quality standards as stated for domestic issuers. The Fund may not invest more than 25% of its assets in foreign investments. (See "Foreign Investments");

     - obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (See "Government Securities"); and

     - collateralized mortgage obligations (See "Collateralized Mortgage Obligations").

The Bond Fund For Income does not intend to invest in corporate bonds rated below Baa by Moody's or BBB by S&P.

In addition, the Bond Fund For Income may borrow money, lend portfolio securities, invest in restricted and illiquid securities, invest in repurchase agreements, engage in options and futures transactions and participate in when-issued and delayed delivery transactions. (See "Portfolio Investments and Strategies").

INVESTMENT LIMITATIONS. The Bond Fund For Income's investment limitations are discussed below under "Borrowing Money," "Diversification," and "Restricted and Illiquid Securities."

NATIONAL TAX FREE BOND FUND

The investment objective of the National Tax Free Bond Fund is to provide a high level of current income that is exempt from federal regular income taxes. The National Tax Free Bond Fund pursues its objective by investing primarily in a diversified portfolio of investment grade municipal securities. Interest income of the National Tax Free Bond Fund that is exempt from federal regular income taxes retains its exempt status when distributed to shareholders. Income distributed by the National Tax Free Bond Fund may not necessarily be exempt from state or municipal taxes.

ACCEPTABLE INVESTMENTS. The municipal securities in which the National Tax Free Bond Fund invests are:

     - debt obligations of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these; and

     - participation interests, as described below, in any of the above obligations.

As a matter of investment policy, which may not be changed without shareholder approval, under normal market conditions at least 80% of the value of the National Tax Free Bond Fund's net assets will be invested in municipal securities, as defined above.

In addition, the National Tax Free Bond Fund may borrow money, lend portfolio securities, invest in restricted securities, enter into repurchase agreements, and engage in put and call options, futures, options on futures, and when-issued and delayed delivery transactions. (See "Portfolio Investments and Strategies")

CHARACTERISTICS. The municipal securities which the National Tax Free Bond Fund buys are investment grade bonds rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P or Fitch Investors Service, Inc. In certain cases, the Fund's Advisor may choose bonds which are unrated if it judges the bonds to have the same characteristics as the investment grade bonds described above. Downgrades will be evaluated on a case by case basis by the Advisor. The Advisor will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the rating categories is contained in the Appendix to the Combined Statement of Additional Information.

PARTICIPATION INTEREST. The National Tax Free Bond Fund may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests give the Fund an undivided interest in municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the municipal securities which the National Tax Free Bond Fund purchases may have variable interest rates. Variable interest rates are normally based on a published interest rate or interest rate index or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's Advisor has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate on any of the above.

TEMPORARY INVESTMENTS. The National Tax Free Bond Fund normally invests its assets so that at least 80% of its net assets are invested in obligations the interest from which is exempt from federal regular income taxes. However, from time to time, during periods of other than normal market conditions, the Fund may invest in taxable temporary investments. These temporary investments include: notes issued by or on behalf of corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements.

There are no rating requirements applicable to temporary investments. However, the Advisor will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments -- Characteristics" if rated, or if unrated, those which the Advisor judges to have the same characteristics as such investment grade securities.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT LIMITATIONS. The National Tax Free Bond Fund's investment limitations are discussed below under "Borrowing Money" and "Restricted and Illiquid Securities."


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



PORTFOLIO INVESTMENTS AND STRATEGIES

--------------------------------------------------------------------------------

BORROWING MONEY

The Funds will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a money market or other portfolio instrument, as applicable, for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow money up to one-third of the value of its total assets and pledge assets as necessary to secure such borrowings. This policy cannot be changed without the approval of holders of a majority of a Fund's Shares.

DIVERSIFICATION

With respect to 75% of the value of total assets, all of the Funds will not invest more than 5% in securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer, other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities. This policy cannot be changed without the approval of holders of a majority of a Fund's Shares.

RESTRICTED AND ILLIQUID SECURITIES

The Funds may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Restricted securities may be issued by new and early stage companies which may include a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

All of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as one of these Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and certain other restricted securities, which meet the criteria for liquidity established by the Trustees, are quite liquid. Therefore, the Funds intend to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because these securities are liquid, the Funds will not subject such securities to the limitation otherwise applicable to restricted securities.

REPURCHASE AGREEMENTS

The securities in which each Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, that Fund could receive less than the repurchase price on any sale of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more/less than the market value of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Advisor or Sub-Advisor deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Funds may lend portfolio securities on a short-term or long-term basis, up to one-third of the value of their total assets to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

OPTIONS AND FUTURES

The Funds may engage in options and futures transactions as described below.

PUT AND CALL OPTIONS. Each Fund may purchase put options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds against decreases in value. Each of the Funds may also write covered call options on all or any portion of its portfolio to generate income. A Fund will write call options on securities either held in its portfolio, for which it has the right to obtain without payment of further consideration, or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

A Fund may purchase and write over-the-counter options ("OTC Options") on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. A Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Advisor.

OTC options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets, and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Funds may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. The Equity Income Fund and the Bond Fund For Income may also purchase and sell stock index futures to hedge against changes in prices.

The Funds will not engage in futures transactions for speculative purposes. Futures contracts call for the delivery of particular securities at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

A Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities. Futures contracts and options thereon sold by a Fund are generally subject to segregation and coverage requirements established by either the Commodity Futures Trading Commission ("CFTC") or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments.

The Funds may enter into securities index futures contracts and purchase and write put and call options on securities index futures contracts that are traded on regulated exchanges, to the extent permitted by the CFTC. Securities index futures contracts are based on indexes that reflect the market value of securities of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Funds may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In many of these transactions, a Fund will purchase such securities upon termination of the futures position but, depending on market conditions, a futures position may be terminated without the corresponding purchases of common stock. A Fund may also invest in securities index futures contracts when the Advisor believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option. An option on a securities index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract. A Fund may purchase and write put and call options on securities index futures contracts in order to hedge all or a portion of its investment and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. A Fund may also invest in options on securities index futures contracts when the Advisor believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or in the securities underlying the index, or when the futures contract or underlying securities are not available for investment upon favorable terms.

A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

RISKS. The use of futures and related options involves special considerations and risks. For example, the ability of a Fund to utilize futures successfully will depend on the Advisor's ability to predict pertinent market movements, and the Advisor could be incorrect in its expectations about the direction or extent of market factors such as stock price movement. In these events, the Fund may lose money on the future contract or option. Also, there might be imperfect correlation, or even no correlation, between the change in market value of the securities held by Fund and the prices of the futures and options thereon relating to the securities purchased or sold by Fund. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. The use of futures and related options may reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements but they can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in positions. No assurance can be given that the Advisor's judgment in this respect will be correct.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Advisor will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

EQUITY INVESTMENT CONSIDERATIONS

With respect to the Equity Income Fund, as with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. Since equity markets tend to be cyclical, the possibility exists that common stocks could decline over short or even extended periods of time. Because the Equity Income Fund may invest in small or medium capitalization stocks, there are some additional risk factors associated with investments in this Fund.

In particular, stocks in the small or medium capitalization sector of the United States equity market tend to be slightly more volatile in price than larger capitalization stocks, such as those included in the S&P 500 Index. This is because, among other things, such companies have less certain growth prospects than larger companies, have a lower degree of liquidity in the equity market, and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of small or medium-sized companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of such companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be slightly more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.

GOVERNMENT SECURITIES

The Funds may invest in securities that are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

     - direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes and bonds; and

     - obligations of U.S. government agencies or instrumentalities such as Federal Home Lona Banks, Federal National Mortgage Association, Government National Mortgage Association, Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives, Tennessee Valley Authority, Export-Import Bank of the United States, Farmers Home Administration, Housing and Urban Development, Private Export Funding Corporation, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration. Some of these obligations may be in the form of collateralized mortgage obligations, which are generally described below.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. The instrumentalities are supported by:

     - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

     - discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

     -   the credit of the agency or instrumentality.

FOREIGN INVESTMENTS

Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. A number of considerations are relevant to the ability of the Equity Income Fund to invest in ADRs. Significant differences between investing in foreign and U.S. companies include:

-    less publicly available information about foreign companies;

- the lack of uniform financial accounting standards applicable to foreign companies;

-    less readily available market quotations on foreign companies;

- differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;

- differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;

- generally lower foreign stock market volume and possible delays in settlement of foreign transactions (which could adversely affect shareholder equity);

-    the likelihood that foreign securities may be less liquid or more volatile;

-    foreign brokerage commissions may be higher;

-    unreliable mail service between countries; and

- political or financial changes which adversely affect investments in some countries (including possible governmental seizure or nationalization of assets).

DERIVATIVE SECURITIES

The Funds may invest in securities that may be described as "derivative" securities. These securities "derive" their value from changes in the value of an underlying security, currency, commodity, or index, and may include asset-backed securities; mortgage-backed securities (such as collateralized mortgage obligations, described below); or futures, forward, option and swap contracts.

Derivative securities can be used to reduce or increase the volatility of an investment portfolio's performance. While derivative securities may respond to market changes differently than the securities, currencies, commodities, or indices that underlie them, they do not necessarily present greater market risk than the underlying investments.

The Funds that utilize investment contracts or securities that may be deemed to be derivative securities may do so only subject to the limitations described in this prospectus. For example, the Funds that invest in put options may do so only as a hedge to attempt to protect securities that they hold against decreases in value. The Funds that write call options may do so only on securities held in their portfolios or on securities that they have a right to obtain without payment of additional consideration. When the International Equity Fund deals in options on foreign currencies, securities, and securities indices, and on future contracts, it does so to manage interest rate and currency risks. These and other investment practices are fully described above, including limitations on the amount of assets that may be invested in these securities and rating requirements, if applicable.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Bond Fund For Income may invest in collateralized mortgage obligations ("CMO's") which are rated Baa or better by Moody's or BBB or higher by S&P and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest in guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government; and (iv) privately issued securities in which each mortgage is secured by the underlying real estate and payment is guaranteed by the mortgagee. The mortgage-related securities provide for a periodic payment consisting of both interest and principal.

The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

Because the mortgages underlying mortgage-backed securities often may be prepaid without penalty or premium, mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other branches, or order to reduce the risk of prepayment for the other branches. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

BOND RATINGS

Bonds rated in the fourth highest rating category by a NRSRO (e.g., BBB by Standard & Poors Rating Group or Baa by Moody's Investors Service, Inc.) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after a Fund has purchased it, the Fund is not required to sell the security, but may consider doings so.

TEMPORARY INVESTMENTS

For defensive purposes only, the Funds may also invest temporarily in cash and money market instruments during times of unusual market conditions and to maintain liquidity as described below. Temporary investments may include obligations such as:

     - domestic issues of corporate debt obligations including variable rate demand notes;

     -   commercial paper and other money market instruments;

     - securities issued and/or guaranteed as to payment of principal and interest by U.S. government, its agencies, or instrumentalities;

     -   instruments of domestic and foreign banks; and

     -   repurchase agreements.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Funds with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. A

Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which a Fund may next tender the security for repurchase.

COMMERCIAL PAPER. The Funds may acquire commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch Investors Service, and money market instruments (including commercial paper) which are not rated but are determined by the Trustees to be of comparable quality to other bank or corporate obligations.

BANK INSTRUMENTS. The Funds may acquire instruments of domestic banks and foreign banks (such as certificates of deposit, demand and time deposits, saving shares, and bankers' acceptances) if those banks have capital, surplus, and undivided profits of over $100,000,000 and/or if their deposits are insured by the Federal Deposit Insurance Corporation ("FDIC").

In addition, all of the Funds may purchase shares of other investment companies, primarily for the purpose of investing short-term cash on a temporary basis.

FOUNTAIN SQUARE FUNDS INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.

INVESTMENT ADVISOR. Pursuant to an investment advisory contract with the Trust investment decisions for the Funds are made by Fifth Third Bank, the Funds' Advisor, subject to direction by the Trustees. The Advisor continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of each Fund.

ADVISORY FEES. The Advisor receives an investment advisory fee at annual rates equal to percentages of the relevant Fund's average net assets as follows: the Equity Income Fund - 0.80%; the Bond Fund For Income and the National Tax Free Bond Fund-0.55%. The fee paid by the Equity Income Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by many mutual funds with a similar objective and policies. The investment advisory contract provides for the voluntary waiver of expenses by the Advisor from time to time. The Advisor has undertaken to waive up to the amount of the advisory fee, for operating expenses, in excess of limitations established by certain states. The Advisor may voluntarily choose to waive a portion of its fees or reimburse the Funds for certain other expenses, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISOR'S BACKGROUND. Fifth Third Bank, an Ohio state chartered bank, is a wholly-owned subsidiary of Fifth Third Bancorp, a bank holding company organized under the laws of Ohio. Fifth Third Bank is a commercial bank offering a wide range of banking services to its customers. As of July 31, 1996, Fifth Third Bank and its affiliates managed assets in excess of $8.9 billion on a discretionary basis and provided custody services for additional assets in excess of $76.1 billion.

Fifth Third Bank has managed pools of commingled funds since 1953. Currently, the Trust and Investment Division manages 13 such pools with total assets of over $1.01 billion. Fifth Third Bank has managed mutual funds since 1988.

As part of its regular banking operations, Fifth Third Bank may make loans to public companies. Thus, it may be possible from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Fifth Third Bank. The lending relationship will not be a factor in the selection of securities.

PORTFOLIO MANAGERS' BACKGROUND. Steven E. Folker is the Chief Equity Strategist for Fifth Third Trust and Investment Services and is a Chartered Financial Analyst. He is a Vice President and Trust Officer of Fifth Third Bank. Mr. Folker has over 16 years of investment experience and has been the portfolio manager for the Equity Income Fund since its inception. He earned a B.B.A. in Finance and Accounting and an M.S. in Finance, Investments, and Banking from the University of Wisconsin. He is also a member of the Cincinnati Society of Financial Analysts. Prior to joining Fifth Third Bank in July 1992, Mr. Folker was Director of Research with Central Trust Bank/PNC Bank in Cincinnati for six years.

Roberta Tucker is Chief Fixed Income Strategist for Fifth Third Trust and Investment Services, a division ofFifth Third Bank. Ms. Tucker has more than 14 years of investment experience and has been the portfolio manager for the Bond Fund For Income and the National Tax Free Bond Fund since their inception. Ms. Tucker is a member of AIMR and Financial Analyst Society. Prior to joining Fifth Third Bank in June of 1996, Ms. Tucker was a Vice President at Westridge Capital Management in Santa Barbara, California from May 1994 through May 1996. Prior to that, she was a Vice President and Senior Fund Manager with Banc One Investment Advisors since 1987.

DISTRIBUTION OF SHARES OF THE FUNDS

BISYS Fund Services L.P. serves as the distributor for the Trust. BISYS Fund Services L.P. is wholly-owned by BISYS Group, Inc., 150 Clove Road, Little Falls, NJ 07424, a publicly owned company engaged in information processing and recordkeeping services to and through banking and other financial organizations.

The distributor may offer to pay financial institutions an amount equal to 1% of the net asset value of Investment C Shares purchased by their clients or customers at the time of purchase. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund. Financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.

DISTRIBUTION PLAN

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), Investment A Shares and Investment C Shares may pay a fee to the distributor in an amount computed at an annual rate of up to
 .35% and .75%, respectively, of the average daily net assets of each class of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. For Investment A Shares and Investment C Shares, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisors, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by Shares under the Plan. The Funds will not accrue or pay distribution expenses pursuant to the Distribution Plan with respect to Investment A Shares until a separate class of shares has been created for certain trust or employee benefit customers of Fifth Third Bank or a determination is made that such investors will be subject to the distribution expenses.

ADMINISTRATIVE SERVICES AGREEMENT (INVESTMENT C SHARES ONLY)

In addition, the Funds have entered into an Administrative Services Agreement with respect to Investment C Shares with Fifth Third Bank, under which the Funds may make payments up to 0.25 of 1% of the average daily net asset value of Investment C Shares to obtain certain administrative services for shareholders and for the maintenance of shareholder accounts ("Administrative Services"). Under the Administrative Services Agreement, Fifth Third Bank will either perform Administrative Services directly or will select certain firms to perform Administrative Services, for which such firms may receive all or a portion of the Administrative Services fee.

OTHER PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Administrative Services Agreement, BISYS Fund Services and Fifth Third Bank, from their own assets, may pay financial institutions supplemental fees for the performance of sales services, distribution-related support services, or shareholder and administrative services.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state laws.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. BISYS Fund Services L.P. serves as the administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Funds with certain administrative personnel and services necessary to operate the Funds, such as legal and accounting services. BISYS Fund Services L.P. provides these at an annual rate as specified below:

                   MAXIMUM                     AVERAGE AGGREGATE DAILY
             ADMINISTRATIVE FEE                NET ASSETS OF THE FUND
             ------------------                ----------------------
                   .10%                        of the first $1 billion
                   .08%                        of the next $1 billion
                   .07%                        in excess of $2 billion

The administrator may periodically waive all or a portion of its administrative fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

Pursuant to a separate agreement with BISYS Fund Services L.P., Fifth Third Bank performs sub-administration services on behalf of each Fund including providing certain administrative personnel and services necessary to operate the Fund for which it receives a fee from BISYS Fund Services L.P. computed daily and paid periodically calculated at an annual rate of 0.025% of average daily net assets.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Funds, transfer agent for the shares of the Funds, and dividend disbursing agent for the Funds.

INDEPENDENT AUDITORS. The independent auditors for the Funds are Ernst & Young LLP, Cincinnati, Ohio.

EXPENSES OF THE FUNDS, INVESTMENT A SHARES, AND INVESTMENT C SHARES

Holders of Investment A Shares and Investment C Shares pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of Investment A Shares and Investment C Shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The Fund expenses for which holders of Investment A Shares and Investment C Shares pay their allocable portion include, but are not limited to: registering the Fund and Investment A Shares and Investment C Shares of the Fund; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; legal expenses of the Fund; organizational expenses; and such non-recurring and extraordinary items as may arise from time to time.

At present, the only expenses which are allocated specifically to Investment A Shares and Investment C Shares as classes are expenses under the Trust's Distribution Plan and fees for Administrative Services. However, the Trustees reserve the right to allocate certain other expenses to holders of Investment A Shares and Investment C Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; transfer agent fees as identified by the transfer agent as attributable to holders of Investment A Shares and Investment C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of Investment A Shares and Investment C Shares; legal fees relating solely to Investment A Shares or Investment C Shares; and Trustees' fees incurred as a result of issues related solely to Investment A Shares or Investment C Shares.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor looks for prompt execution of the order at a favorable price. In working with dealers, the Advisor will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Advisor may give consideration to those firms which have sold or are selling shares of the Fund. The Advisor makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of each Fund fluctuates daily. The net asset value for Shares of each Fund is determined by adding the interest of each class of Shares in the market value of all securities and other assets of each Fund, subtracting the interest of each class of Shares in the liabilities of such Fund and those attributable to each class of Shares, and dividing the remainder by the total number of each class of Shares outstanding. The net asset value for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value of each class of Shares of the Funds is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The Funds offer investors two classes of Shares that either carry sales loads or contingent deferred sales charges in different forms and amounts and which bear different levels of expense.

SHARE PURCHASES

Shares of the Funds are sold on days on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for business. In connection with the sale of Shares of the Funds, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. Purchases of Fund Shares may not be available to investors in all states.

Shares of the Funds may be purchased either through a financial institution (such as a bank or broker-dealer that has a sales agreement with the distributor) or by wire or check directed to the Fund. Investors may contact the Funds toll-free at (888) 799-5353.

Purchase orders must be received by the Funds by 2:30 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Payment may be made to the Funds' custodian either by check or federal funds. Purchases by check are considered received after payment by check is converted into federal funds and received by the custodian. This is normally the next business day after the Funds receive the check. When payment is made with federal funds, the order is considered received when federal funds are received by the Funds. Federal funds should be wired to the Funds as follows: ABA No. 042 000 314 Fifth Third Cincinnati, Attention: Fountain Square Funds Department; For Credit to:
(shareholder name and account number); For Further Credit to: Fountain Square (Name of Fund and applicable Class of Shares). Investors not purchasing directly from the Funds should consult their financial institutions for wiring instructions. Orders placed through financial institutions must be received by the financial institution and transmitted to the Funds before 2:30 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly, however, investors should allow sufficient time for orderly processing and transmission.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares of a Fund by an investor is $1,000. Subsequent investments must be in amounts of at least $50.

INVESTING IN INVESTMENT A SHARES

Investment A Shares of the Funds are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                        SALES CHARGE AS    SALES CHARGE AS
                                        A PERCENTAGE        A PERCENTAGE
                                        OF PUBLIC          OF NET AMOUNT
    AMOUNT OF TRANSACTION              OFFERING PRICE         INVESTED
    ---------------------              --------------         --------

Less than $50,000.........................  4.50%               4.71%
$50,000 but less than $100,000............  4.00%               4.17%
$100,000 but less than $150,000...........  3.00%               3.09%
$150,000 but less than $250,000...........  2.00%               2.04%
$250,000 but less than $500,000...........  1.00%               1.01%
$500,000 or more..........................  0.00%               0.00%

The net asset value for the Funds is determined at the close of trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time) Monday through Friday, except on days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. No orders to purchase or redeem Shares are processed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

PURCHASES AT NET ASSET VALUE. Investment A Shares of the Funds may be purchased at net asset value, without a sales charge, by current and retired employees and Directors of Fifth Third Bancorp and their spouses and children under 21; Fountain Square Fund Trustees; clients of Fifth Third Bank who make purchases through the Trust and Investment Division; and registered representatives and employees of the distributor and broker-dealers who have entered into sales agreements with the distributor, as well as their spouses and children under 21. Investment A Shares may also be purchased at net asset value by qualified employee benefit plans under the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase which may be established by the distributor. Finally, no sales load is imposed for Investment A Shares purchased by broker-dealers, investment advisors, or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services.

DEALER CONCESSIONS. For sales of Investment A Shares of a Fund, a dealer will normally receive up to 85% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor, in its sole discretion, may uniformly offer to pay to all dealers selling Investment A Shares of the Funds, all or a portion of the sales charge it normally retains. If accepted by the dealer, such additional payments will be predicated upon the amount of Fund Investment A Shares sold.

The sales charge for Investment A Shares sold other than through registered broker/dealers will be retained by the distributor. The distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the financial institution's customers in connection with the initiation of customer accounts and purchases of Investment A Shares.

REDUCING/ELIMINATING THE SALES CHARGE. The sales charge can be reduced or eliminated on the purchase of Investment A Shares through:

     -   quantity discounts and accumulated purchases;

     -   signing a 13-month letter of intent;

     - Fifth Third Bank's Club 53, One Account Plus, One Account Gold, One Account Advantage, or One Account Platinum Programs;

     - purchases with proceeds from redemptions of unaffiliated mutual fund shares;

     - purchases with proceeds from distributions of qualified retirement plans or other trusts administered by Fifth Third Bank; or

     -   concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table above, larger purchases of a Fund's Investment A Shares reduce the sales charge paid. The distributor will combine purchases made on the same day by the investors, their spouses, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Investment A Shares of a Fund is made, the distributor will aggregate such additional purchases with previous purchases of Investment A Shares of the Funds provided the prior purchase is still invested in either of these Funds. For example, if a shareholder already owns Investment A Shares having a current value at the public offering price of $40,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.00%, not 4.50%.

To receive the sales charge reduction, an investor should complete the appropriate section of the account application at the time the purchase is made indicating that Investment A Shares of a Fund have been purchased and are still invested or that such purchases are being combined. The distributor will reduce the sales charge after it confirms the purchase.

LETTER OF INTENT. If a shareholder intends to purchase at least $50,000 of Fund Investment A Shares over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $50,000 or more of Fund Investment A Shares, is not purchased. In this event, an appropriate number of escrowed Investment A Shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase Investment A Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The letter may be dated as of a prior date to include any purchases made within the past 90 days; however, these previous purchases will not receive the reduced sales charge.

FIFTH THIRD BANK CLUB 53, ONE ACCOUNT PLUS, ONE ACCOUNT GOLD, ONE ACCOUNT ADVANTAGE AND ONE ACCOUNT PLATINUM PROGRAMS. All shareholders who have a Club 53 Account, One Account Plus, One Account Gold, One Account Advantage or One Account Platinum through Fifth Third Bank are eligible for a reduced sales charge on the purchase of Investment A Shares of the Funds. Shareholders should consult their Fifth Third Securities Representative for details about these account programs.

The reduced sales charges applicable to the accounts are as follows:

                                             SALES CHARGE AS     SALES CHARGE AS
                                              A PERCENTAGE        A PERCENTAGE
                                                OF PUBLIC         OF NET AMOUNT
         AMOUNT OF TRANSACTION               OFFERING PRICE         INVESTED
         ---------------------               --------------         --------

Less than $50,000...................              3.97%               4.13%
$50,000-$99,999.....................              3.47%               3.59%
$100,000-$149,999...................              2.47%               2.53%
$150,000-$249,999...................              1.47%               1.49%
$250,000-$499,999...................              0.47%               0.47%
$500,000 or more....................              0.00%               0.00%


PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED MUTUAL FUND SHARES. Investors may purchase Investment A Shares of the Funds at net asset value, without a sales charge, with the proceeds from the redemption of shares of a mutual fund which was sold with a sales charge or commission. The purchase must be made within 60 days of the redemption, and the Funds must be notified by the investor in writing, or by his financial institution, at the time the purchase is made.

PURCHASES WITH PROCEEDS FROM DISTRIBUTIONS OF QUALIFIED RETIREMENT PLANS OR OTHER TRUSTS ADMINISTERED BY FIFTH THIRD BANK. Investors may purchase Investment A Shares of the Funds at net asset value, without a sales charge, with the proceeds from the distribution of a qualified retirement plan or other trust administered by Fifth Third Bank.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more Funds in the Trust, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $20,000 in Investment A Shares of one of the Funds of the Trust with a sales charge, and $30,000 in Investment A Shares of another Fund with a sales charge, the sales charge would be reduced on both purchases.

To receive this sales charge reduction, the Funds must be notified by the shareholder in writing or by their financial institution at the time the concurrent purchases are made. The Funds will reduce the sales charge after they confirm the purchases.

INVESTING IN INVESTMENT C SHARES

Investment C Shares are sold at net asset value next determined after an order is received. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. For a complete description of this charge, see "Contingent Deferred Sales Charge." Investment C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Investment A Shares of the Funds due to the imposition of the 12b-1 fee and the Administrative Services fee.

No orders to purchase or redeem Investment C Shares are processed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of certain securities and cash for Fund Shares. The securities and any cash must have a market value of at least $25,000. The Funds reserve the right to determine the acceptability of securities to be exchanged. On the day securities are accepted by a Fund, they are valued in the same manner as a Fund values its assets. Investors wishing to exchange securities should first contact the Funds.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund Shares at the net asset value next determined after an order is received by the Funds, plus any applicable sales charge. The minimum initial investment requirement does not apply for those shareholders who participate in the Systematic Investment Program. A shareholder may apply for participation in this program on their account application or by contacting the Funds.

CERTIFICATES AND CONFIRMATIONS

The transfer agent maintains a Share account for each shareholder of record. Share certificates are not issued. Detailed statements that include account balances, information on each purchase or redemption, and a report of dividends paid are sent to shareholders.

DIVIDENDS AND CAPITAL GAINS

Dividends are declared just prior to determining net asset value. Capital gains realized by a Fund, if any, will be distributed at least once every 12 months. Dividends and capital gains will be reinvested in additional Shares on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders by writing to the appropriate Fund.

Dividends are paid to all shareholders who are invested in a Fund on that Fund's record date. With respect to the Equity Income Fund, the Bond Fund For Income, and the National Tax Free Bond Fund, dividends are declared and paid monthly.

EXCHANGES
--------------------------------------------------------------------------------

A shareholder may exchange Shares of one Fund for Shares of the same class of any of the other Funds in the Trust by calling or sending a written request to the Funds.

Shareholders may exchange Shares of one Fund for Shares of the same class of any of the other Funds in the Trust by calling the Funds toll-free at (888) 799-5353 or sending a written request to the Funds. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Orders to exchange Shares of one Fund for Shares of the same class of any of the other Funds will be executed by redeeming the Shares owned at net asset value and purchasing Shares of the same class of any of the other Funds at the net asset value determined after the exchange request is received. Orders for exchanges received by a Fund prior to 2:30 p.m. (Eastern time) on any day that Fund is open for business will be executed as of the close of business that day. Orders for exchanges received after 2:30 p.m. (Eastern time) on any business day will be executed at the close of the next business day.

When exchanging into and out of Investment A Shares of the Funds in the Trust, shareholders who have paid a sales load once upon purchasing Investment A Shares of any Fund will not have to pay a sales load again on an exchange. When exchanging into and out of Investment C Shares of the Funds in the Trust, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period. For more information, see "Contingent Deferred Sales Charge."

An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege at any time.
Shareholders would be notified prior to any modification or termination.

An exchange order must comply with the requirements for a redemption and must specify the dollar value or number of Shares to be exchanged. Exchanges are subject to the minimum initial investment requirement of the Fund being acquired. An exchange constitutes a sale for federal income tax purposes.

The exchange privilege is only available in states where Shares of the Fund being acquired may legally be sold. Before the exchange, a shareholder must receive a prospectus of the Fund for which the exchange is being made.

REDEEMING SHARES
--------------------------------------------------------------------------------

Each Fund redeems Shares at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for business. Telephone or written requests for redemption must be received in proper form as described below and can be made through a shareholder's financial representative or directly through the Fund. Orders placed through financial institutions must be received by the financial institution and transmitted to the Funds before 2:30 p.m. (Eastern time) in order for Shares to be redeemed at that day's price. It is the financial institution's responsibility to transmit orders promptly, however, investors should allow sufficient time for orderly processing and transmission.

BY TELEPHONE

Shares may be redeemed in any amount by calling the Funds, provided the Funds have received a properly completed authorization form. Proceeds will be mailed in the form of a check to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Telephone instructions may be recorded. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

For calls received before 2:30 p.m. (Eastern time), a check will be sent to the address of record. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days after receipt of a proper request for redemption has been received provided the Fund or its agents have received payment for Shares from the shareholder. If at any time a Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting a Fund to accept telephone requests must be completed. Authorization forms and information on this service are available from the Funds or the distributor.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered.

BY MAIL

A shareholder may redeem Shares by sending a written request to:

                  Fifth Third Bank
                  Fountain Square Funds Redemptions 1090EC
                  38 Fountain Square Plaza
                  Cincinnati, OH  45263

The written request should include the shareholder's name, the Fund and applicable Class name, the account number, the Share or dollar amount requested and the proper endorsement. Shareholders should call the Funds for assistance in redeeming by mail.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the appropriate Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank whose deposits are insured by the FDIC;

     - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

     - a savings and loan association or a savings bank whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed to the shareholder within three business days, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund Shares, and the fluctuation of the net asset value of Fund Shares redeemed under this program, redemptions may reduce, and eventually exhaust, the shareholder's investment in a Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through their financial representative or by contacting the Funds. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program. A contingent deferred sales charge may be imposed on Investment C Shares redeemed under the Program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account and pay the proceeds to the shareholder if, due to shareholder redemptions, the account balance falls below the required minimum value of $1,000.

Before redeeming shares to close an account, a Fund will notify the shareholder in writing and allow the shareholder 30 days to purchase additional Shares to meet the minimum requirement.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Investment C Shares from their Fund accounts within one full year of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of 1.00%. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Investment C Shares at the time of purchase or the net asset value of the redeemed Investment C Shares at the time of redemption.

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than one full year from the date of purchase. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than one full year from the date of purchase; (3) Shares held for fewer than one full year from the date of purchase, on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for Shares of other funds in the Trust (see "Exchanges"). Any contingent deferred sales charge imposed at the time the exchanged for Shares are redeemed is calculated as if the shareholder had held the Shares from the date on which he became a shareholder of the exchanged-from Shares.

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of a shareholder; (2) redemptions representing distributions from an Individual Retirement Account or other retirement plan to a shareholder; and (3) involuntary redemptions by a Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees and registered representatives of the Fund, the distributor, or affiliates of the Fund or distributor; employees of any financial institution that sells Shares of a Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. The Trustees reserve the right to discontinue any elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any Investment C Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Funds' prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the transfer agent in writing that he is entitled to such elimination.


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



SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each Share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or a Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by a two-thirds vote of the number of Trustees prior to such removal or by a two-thirds vote of the shareholders at a special meeting. The Trustees shall call a special meeting of shareholders upon the written request of shareholders owning at least 10% of the Trust's outstanding Shares of all series entitled to vote.

MASSACHUSETTS LAW

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust on behalf of a Fund. To protect shareholders of a Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of a Fund for such acts or obligations of the Trust. These documents require inclusion of this disclaimer in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of a Fund.

In the unlikely event a shareholder of a Fund is held personally liable for the Trust's obligations on behalf of a Fund, the Trust is required by the Declaration of Trust to use the property of a Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of a Fund for any act or obligation of the Trust on behalf of a Fund. Therefore, financial loss resulting from liability as a shareholder of a Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of a Fund.

EFFECT OF BANKING LAWS
--------------------------------------------------------------------------------

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, custodian, fund accountant, or dividend disbursing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Funds' Advisor, Fifth Third Bank, is subject to such banking laws and regulations.

Fifth Third Bank believes that it may perform the investment advisory services for any Fund contemplated by its advisory agreement with the Trust without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent Fifth Third Bank from continuing to perform all or a part of the above services for its customers and/or a Fund. In such event, changes in the operation of a Fund may occur, including the possible alteration or termination of any automatic or other Fund share investment or redemption services then being provided by Fifth Third Bank, and the Trustees would consider alternative investment advisors

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



and other means of continuing available investment services. It is not expected that an existing Fund's shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities to Fifth Third Bank is found) as a result of any of these occurrences.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Funds will pay no federal income tax because each Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Fund, if any, will not be combined for tax purposes with those realized by any of the other Funds.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the Shares. No federal income tax is due on any dividend earned in an IRA or qualified retirement plan until distributed.

Shareholders are urged to consult their own tax advisors regarding the status of their accounts under state and local tax laws.

ADDITIONAL TAX INFORMATION FOR NATIONAL TAX FREE BOND FUND

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by the Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their Shares.

These tax consequences apply whether dividends are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Funds advertise total return and yield for each class of Shares. In addition, the National Tax Free Bond Fund may advertise tax-equivalent yield.

Total return represents the change, over a specified period of time, in the value of an investment in each class of Shares of a Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each class of Shares of a Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of Shares over a thirty-day period by the maximum offering price per Share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each class of Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The tax-equivalent yield of the National Tax Free Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the actual yield of each class of Shares of the Fund, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by each class of Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of non-recurring charges, such as the maximum sales load or contingent deferred sales load which, if excluded, would increase the total return, yield, and tax-equivalent yield.

From time to time, advertisements for each class of Shares of the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of such class of Shares to certain indices.

ADDRESSES
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  Fountain Square Equity Income Fund               Fountain Square Funds
  Fountain Square Bond Fund For Income                 c/o Fifth Third Bank
  Fountain Square National Tax Free Bond Fund      38 Fountain Square Plaza
                                                   Cincinnati, Ohio  45263

--------------------------------------------------------------------------------

Investment Advisor
     Fifth Third Bank                              38 Fountain Square Plaza
                                                   Cincinnati, Ohio  45263

--------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend Disbursing Agent, and Sub-Administrator
     Fifth Third Bank
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio  45263

--------------------------------------------------------------------------------

Distributor and Administrator
     BISYS Fund Services, L.P.                     3435 Stelzer Road
                                                   Columbus, Ohio 43219

--------------------------------------------------------------------------------

Independent Auditors
     Ernst & Young LLP                             1300 Chiquita Center
                                                   250 East Fifth Street
                                                   Cincinnati, Ohio 45202
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